UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2006

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

0-25131	DELAWARE	91-1718107
(Commission File No.)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL AGREEMENT

On February 15, 2006, the Compensation Committee of the InfoSpace, Inc. Board of Directors approved the 2006 InfoSpace Executive Financial Performance Incentive Plan (the “2006 Executive Plan”) and the 2006 InfoSpace Executive Vice President, Sales and Business Development Compensation Plan (the “2006 EVP Plan”).

The 2006 Executive Plan provides for the payment of cash bonuses to eligible senior executives, which include the Chief Financial Officer; Chief Administrative Officer; Executive Vice President, Technology & Operations; President, Mobile and Online Media; and Senior Vice President, Corporate Development. The payment of these cash bonuses is based upon the attainment of specific revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) objectives established by the Compensation Committee and the achievement by the executive of individual performance objectives reviewed and approved by the Compensation Committee. Revenue and EBITDA targets are established and measured on a consolidated, worldwide basis . These revenue and EBITDA targets have not been included in this description or in the 2006 Executive Plan in order to maintain the confidentiality of InfoSpace’s confidential commercial or business information.

The 2006 EVP Plan provides for the payment to our Executive Vice President, Sales and Development, Brian McManus, of an annualized base salary of $300,000 effective January 1, 2006, and eligibility for cash bonuses. The payment of the cash bonuses is based upon the attainment of specific revenue and EBITDA objectives established by the Compensation Committee and the Chief Executive Officer and the achievement by the executive of individual performance objectives reviewed and approved by the Compensation Committee. Revenue and EBITDA targets are established and measured on a consolidated, worldwide basis. These revenue and EBITDA targets have not been included in this description or in the 2006 Executive EVP Plan in order to maintain the confidentiality of InfoSpace’s confidential commercial or business information.

The above descriptions are subject to, and qualified in their entirety by, the 2006 Executive Plan and the 2006 EVP Plan which are filed as Exhibit 10.31 and Exhibit 10.32, respectively, to this report and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

10.31	2006 InfoSpace Executive Financial Performance Incentive Plan

10.32	2006 InfoSpace Executive Vice President, Sales and Business Development Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006

INFOSPACE, INC.

By:	/s/ John M. Hall
John M. Hall Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Description

10.31	2006 InfoSpace Executive Financial Performance Incentive Plan

10.32	2006 InfoSpace Executive Vice President, Sales and Business Development Compensation Plan